UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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THE HARTFORD MUTUAL FUNDS, INC.
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 THE HARTFORD TARGET RETIREMENT FUNDS

(EACH A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.)

P. O. Box 2999

Hartford, Connecticut 06104-2999

INFORMATION STATEMENT

REGARDING CHANGE OF INVESTMENT SUB-ADVISER

Important Notice Regarding the Availability of this Information Statement

This information statement is available at
http://www.hartfordinvestor.com/servlet/Satellite?c=Page&cid=1200230
782689&pagename=Investor%2FPage%2FCommon

May 7, 2012

This information statement is being provided to the shareholders of The Hartford Target Retirement 2010 Fund, The Hartford Target Retirement 2015 Fund, The Hartford Target Retirement 2020 Fund, The Hartford Target Retirement  2025 Fund, The Hartford Target Retirement 2030 Fund, The Hartford Target Retirement 2035 Fund, The Hartford Target Retirement 2040 Fund, The Hartford Target Retirement 2045 Fund and The Hartford Target Retirement 2050 Fund (each a “Fund” and, collectively, the “Funds”), each a series of The Hartford Mutual Funds, Inc. (the “Company”).  This information statement is being provided to Fund shareholders in accordance with an exemptive order granted by the U.S. Securities and Exchange Commission (“SEC”) which permits the Funds’ investment manager, Hartford Investment Financial Services, LLC (“HIFSCO”), to terminate and replace a Fund’s sub-adviser not affiliated with HIFSCO without obtaining shareholder approval if the Company’s Board of Directors (the “Board”) has approved the new sub-adviser.

This information statement provides Fund shareholders with detailed information regarding the change in each Fund’s sub-adviser on or about June 4, 2012 to Wellington Management Company, LLP (“Wellington Management”), replacing Hartford Investment Management Company (“Hartford Investment Management”), the previous sub-adviser. This information statement is being mailed on or about May 18, 2012 to shareholders of record of the Funds as of May 4, 2012.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Company will furnish, without charge, to any shareholder upon request, a copy of each Fund’s most recent annual report and each Fund’s most recent semi-annual report succeeding the annual report.  Copies of the annual/semi-annual reports are available on the Funds’ website at www.hartfordmutualfunds.com, by writing to: The Hartford Mutual Funds, P. O. Box 64387, St. Paul, MN 55164-0387, or by calling 1-888-843-7824.

To help lower the impact of operating costs, the Company attempts to eliminate mailing duplicate documents to the same address. When two or more Fund shareholders have the same last name and address, the Company may send only one prospectus, annual report, semiannual report, information statement or proxy statement to that address rather than mailing separate documents to each shareholder. Shareholders may opt out of this single mailing at any time by contacting the Company at the telephone number or address set forth above and requesting the additional copies of Fund documents. Shareholders sharing a single mailing address who are currently receiving multiple copies of Fund documents can request delivery of a single copy instead by calling the same telephone number or writing to the same address.

INTRODUCTION

At a meeting held on March 27, 2012, the Board, including the directors who are not “interested persons” of the Company (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (“Independent Directors”), approved (1) the appointment of Wellington Management as each Fund’s new sub-adviser to replace each Fund’s existing sub-adviser; and (2) an amendment to the existing Investment Sub-Advisory Agreement between HIFSCO and Wellington Management (as amended, the “Agreement”) reflecting Wellington’s appointment as sub-adviser to the Funds.  The appointment of Wellington Management as the Funds’ sub-adviser does not require shareholder approval.

Until on or about June 4, 2012, Hartford Investment Management will serve as each Fund’s sub-adviser, pursuant to an investment sub-advisory agreement dated October 1, 2009 between HIFSCO and Hartford Investment Management (the “Hartford Investment Management Agreement”).  At the meeting held March 27, 2012, the Board voted to terminate the Hartford Investment Management Agreement with respect to each Fund.  The Hartford Investment Management Agreement will be terminated on or about June 4, 2012.

HIFSCO recommended the selection of Wellington Management and reviewed with the Board the considerations that led to its recommendation.  Among other matters, HIFSCO reviewed the capabilities of Wellington Management and the terms of the “preferred partnership” arrangement pursuant to which, among other things, Wellington Management would serve as the preferred sub-adviser to the Hartford-sponsored funds.  Based upon its review, the Board concluded that it was in the best interest of each Fund and its shareholders to approve the Agreement.  A description of the material factors and conclusions which formed the basis of the Board’s determination is provided below under the heading “Discussion of Board Considerations.”

In connection with the change in sub-adviser, HIFSCO has agreed to decrease the management fees payable by each Fund at certain asset levels.  The investment management agreement between the Company and HIFSCO provides for each Fund’s payment of management fees to HIFSCO at an annual rate stated as a percentage of the Fund’s average daily net asset value prior to and in connection with the sub-adviser change as follows:

Management Fees Payable to HIFSCO Prior to the Sub- Adviser Change:	Management Fees Payable to HIFSCO In Connection with the Sub-Adviser Change:
0.150% of the first $500 billion	0.150% of the first $500 million
0.100% of the next $4.5 billion	0.100% of the next $500 million
0.080% of the next $5 billion	0.090% of the next $1.5 billion
0.070% in excess of $10 billion	0.080% of the next $2.5 billion
0.070% of the next $2.5 billion
0.060% of the next $2.5 billion
0.050% in excess of $10 billion

The table below sets forth the management fees paid to HIFSCO for serving as investment manager to each Fund and the sub-advisory fees HIFSCO paid to Hartford Investment Management, in each case for each Fund’s fiscal year ended October 31, 2011. As noted above, the overall management fee rates paid by shareholders of the Funds will not increase as a result of the approval of the Agreement.

Fund	Management Fees Paid to HIFSCO	Sub-Advisory Fees Paid to Hartford Investment Management
Target Retirement 2010 Fund	$58,437	$100,485
Target Retirement 2015 Fund	$52,445	$100,485
Target Retirement 2020 Fund	$176,968	$100,485
Target Retirement 2025 Fund	$59,307	$100,485
Target Retirement 2030 Fund	$178,794	$100,485
Target Retirement 2035 Fund	$39,404	$100,485
Target Retirement 2040 Fund	$46,711	$100,485
Target Retirement 2045 Fund	$18,719	$100,485
Target Retirement 2050 Fund	$21,320	$100,485

DISCUSSION OF BOARD CONSIDERATIONS

Section 15(c) of the 1940 Act requires that each mutual fund’s board of directors, including a majority of its Independent Directors, initially approve, and annually review and consider the continuation of, the mutual fund’s investment sub-advisory agreement(s). At its meeting held on March 27, 2012, the Board, including each of the Independent Directors, unanimously voted to approve the Agreement with respect to each Fund.  The Agreement will go into effect with respect to each Fund on or about June 4, 2012.

Prior to approving the Agreement with respect to each Fund, the Board requested, received, and reviewed written responses from HIFSCO and Wellington Management to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board received an in-person presentation from Fund officers and representatives of HIFSCO about the proposal to replace Hartford Investment Management, each Fund’s current sub-adviser, with Wellington Management. The Board’s Investment Committee also met in person with members of the proposed portfolio management team for the Funds regarding the capabilities of Wellington Management and the associated benefits to the each Fund and its shareholders. In addition, the Board had previously received information with respect to Wellington Management in connection with Wellington Management’s re-approval on August 2-3, 2011 as the sub-adviser to certain other Hartford-sponsored funds and in connection with the Board’s approval of Wellington Management as the sub-adviser to certain additional Hartford-sponsored funds at other recent meetings.

In determining to approve the Agreement for each Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreement with respect to each Fund was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreement. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreement with respect to each Fund is provided below.

Nature, Extent, and Quality of Services to be Provided by Wellington Management

The Board requested and considered information concerning the nature, extent, and quality of the services to be provided to the Funds by Wellington Management. The Board considered, among other things, the terms of the Agreement, the range of services to be provided, and Wellington Management’s organizational structure, systems and personnel. The Board also considered Wellington Management’s reputation and overall financial strength, and the Board’s past experience with Wellington Management as sub-adviser for other Hartford-sponsored funds. The Board considered the terms of the “preferred partnership” arrangement pursuant to which Wellington Management would serve as the preferred sub-adviser to the Hartford-sponsored funds, including the benefits of the arrangement for the Funds and other Hartford-sponsored funds.

With respect to Wellington Management’s asset allocation capabilities, the Board considered that HIFSCO believes that Wellington Management is a high quality manager with greater depth and breadth relative to Hartford Investment Management and other peer advisory firms and that Wellington Management has strong investment capabilities with expertise across various investment disciplines. The Board also considered Wellington Management’s global capabilities across various asset classes, including the number and geographic locations of Wellington Management’s investment personnel. The Board noted that Wellington Management is focused entirely on third-party asset management and has experience managing assets for a diverse set of clients, including managing target date portfolios and constructing target date glidepaths.

With respect to the day-to-day portfolio management services to be provided by Wellington Management, the Board considered the Investment Committee’s meeting with members of the proposed portfolio management team, and Wellington Management’s investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board also considered the experience of the proposed portfolio management team, as well as differences in Wellington Management’s investment process in constructing the Funds’ glidepath.

The Board also considered information previously provided by HIFSCO and Wellington Management regarding Wellington Management’s compliance policies and procedures and compliance history, and received a representation from HIFSCO that the written compliance policies and procedures of Wellington Management are reasonably designed to prevent violations of the federal securities laws.

In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreement, but also the Board’s experience through past interactions with Wellington Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Funds by Wellington Management.

Performance of Wellington Management

The Board considered the investment performance of Wellington Management, including, for purposes of considering the investment skill and experience of the proposed portfolio management team, the performance of the Wellington Management composite for accounts with investment objectives, policies and principal investment strategies comparable to one or more components of each Fund’s principal investment strategy. HIFSCO and Wellington Management also provided additional information about the broad range of the portfolio management team’s investment experience and its investment philosophy and process.

Based on these considerations, the Board concluded that it was satisfied that Wellington Management has the capability of providing satisfactory investment performance for the Funds.

Costs of the Services and Profitability of HIFSCO and Wellington Management

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Funds and the estimated profitability to HIFSCO and its affiliates from all services provided to the Funds and all aspects of their relationship with the Funds both under the sub-advisory arrangement with Hartford Investment Management and assuming implementation of the Agreement with Wellington Management. The Board also requested and received information relating to the operations and profitability of Wellington Management.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HIFSCO, Wellington Management and their affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services

With respect to the sub-advisory fee schedule to be paid to Wellington Management by HIFSCO in respect of each Fund, the Board considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to Wellington Management. The Board also considered information provided by Wellington Management to the Investment Committee of the Board about the quality of services to be performed for the Funds and Wellington Management’s investment philosophy. In addition, the Board considered HIFSCO’s representation that it had negotiated Wellington Management’s fees at arm’s length.

The Board considered that, in connection with the sub-adviser change, HIFSCO proposed to add additional breakpoints to each Fund’s contractual management fee schedule with HIFSCO that would result in management fee reductions at certain asset levels. The Board noted that HIFSCO, not the Funds, would pay the sub-advisory fees to Wellington Management.

Based on these considerations, the Board concluded that each Fund’s proposed sub-advisory fees, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as each Fund grows and whether the fee levels reflect these economies of scale for the benefit of each Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for each Fund, which reduce fee rates as Fund assets grow over time. The Board noted HIFSCO’s proposal to add additional breakpoints to each Fund’s management fee schedule in connection with the sub-adviser change, thereby reducing fee rates above certain asset levels.

Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for each Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would review future growth in Fund assets and the appropriateness of the breakpoints as part of its future annual review of the Agreement and the investment management agreement between each Fund and HIFSCO.

Other Benefits

The Board considered other benefits to Wellington Management and its affiliates from their relationships with the Funds. The Board also considered the benefits, if any, to Wellington Management from any use of the Funds’ brokerage commissions to obtain soft dollar research, and representations from HIFSCO and Wellington Management that Wellington Management would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the each Fund and its shareholders for the Board to approve the Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with its deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

DESCRIPTION AND COMPARISON OF THE AGREEMENT AND THE HARTFORD INVESTMENT MANAGEMENT AGREEMENT

The following discussion summarizes key terms of the Agreement and the obligations of Wellington Management, indicating any material differences between the Agreement and the Hartford Investment Management Agreement.

Sub-Advisory Services.  Under the Agreement, Wellington Management provides investment sub-advisory services with respect to each Fund’s assets.  HIFSCO’s responsibilities as each Fund’s investment manager generally remain unchanged.  HIFSCO continues to be responsible for overseeing and reviewing the performance of each Fund’s sub-adviser.  The Agreement provides that Wellington Management will evaluate and implement an investment program appropriate for the each Fund, which program will be amended and updated from time to time as financial and other economic conditions change as determined by HIFSCO and Wellington Management.

The Agreement provides that Wellington Management, in consultation with HIFSCO when appropriate, will make all determinations with respect to the investment of each Fund’s assets and the purchase or sale of portfolio securities, and will take such steps as may be necessary to implement the same.  Additionally, the Agreement requires Wellington Management to furnish regular reports with respect to the Funds at periodic meetings of the Board and at such other times as may be reasonably requested by the Board.  The Agreement provides that these reports will include Wellington Management’s economic outlook and investment strategy and a discussion of the portfolio activity and the performance of the Funds since the last report.

Compliance with Laws, Regulations and Other Restrictions.  The Agreement requires that Wellington Management manage each Fund’s portfolio in conformity with the Company’s Articles of Incorporation and By-laws, each as amended from time to time, the 1940 Act and other applicable laws.  The Agreement also requires that Wellington Management manage each Fund’s portfolio to the investment objectives, policies and restrictions of each Fund as set forth in each Fund’s prospectus and statement of additional information, any investment guidelines or other instructions received in writing from HIFSCO and any policies and instructions as the Board or HIFSCO may from time to time establish and deliver to Wellington Management.  Under the Agreement, Wellington Management must also cause the Funds to comply with certain provisions of the Internal Revenue Code of 1986, as amended.

Brokerage.  Under the Agreement, Wellington Management selects the brokers or dealers that will execute the purchases and sales of portfolio securities and places all such orders in the name of each Fund or its nominees.  Subject to and in accordance with any directions that the Board or HIFSCO may issue from time to time, Wellington Management may be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if Wellington Management determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or Wellington Management’s overall responsibilities with respect to the Funds and Wellington Management’s other clients.  The Agreement does not limit or restrict Wellington Management’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

Compensation and Allocation of Expenses.  The Agreement provides that, as compensation for the performance of the services by Wellington Management, HIFSCO will pay a quarterly fee to Wellington Management calculated on the basis of the average daily net asset value of each Fund.  Wellington Management bears all expenses in connection with the performance of its services under the Agreement.  These provisions differ from the Hartford Investment Management Agreement, which provided that, as compensation for the performance of the services by Hartford Investment Management under the Agreement, HIFSCO would pay to Hartford Investment Management on a quarterly basis the equivalent of all direct and indirect expenses incurred by Hartford Investment Management in connection with the performance of its duties under the Hartford Investment Management Agreement.

Liability and Indemnification.  Pursuant to the Agreement, Wellington Management will not be liable for any loss or losses sustained by reason of any investment, including the purchase, holding or sale of any security, as long as Wellington Management acted in good faith and with due care.  The Agreement further provides that the provisions of the Agreement will not be deemed to protect Wellington Management, and Wellington Management will indemnify HIFSCO, for any and all loss, damage, judgment, fine or award paid in settlement and attorney’s fees related to Wellington Management’s willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreement.  These liability provisions are similar to the Hartford Investment Management Agreement, except that Hartford Investment Management was subject to liability, and was required to indemnify HIFSCO, in the event of its willful misfeasance, bad faith or negligence (rather than gross negligence) in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Hartford Investment Management Agreement.

Term.  The Agreement has an initial two-year term and will continue in effect from year to year thereafter provided that its continuance is specifically approved at least annually (i) by a vote of a majority of the members of the Board or by a vote of a majority of the outstanding voting securities of each Fund, and (ii) in either event, by the vote of a majority of the members of the Board who are not parties to the Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on the Agreement.

Termination.  The Agreement can be terminated with respect to each Fund at any time without the payment of any penalty either by vote of the members of the Board or by a vote of a majority of the outstanding voting securities of any Fund, or by HIFSCO on written notice to Wellington Management.  Wellington Management may terminate the Agreement on 90 days’ prior written notice to HIFSCO, but such termination will not be effective until HIFSCO has contracted with one or more persons to serve as a successor sub-adviser to the applicable Fund (or HIFSCO or an affiliate of HIFSCO agrees to manage the Fund) and such person has assumed such position.  The Agreement terminates automatically in the event of its assignment, and also terminates automatically upon termination of the investment management agreement between HIFSCO and the Company.

With the exception of the differences discussed above, the terms of the Agreement are substantially similar to the terms of the Hartford Investment Management Agreement.

The foregoing description of the Agreement is only a summary and is qualified in its entirety by reference to the text of the Agreement.  A copy of the Agreement is on file with the SEC and is available: (1) in person at the SEC’s Public Reference Room in Washington, D.C. (upon payment of any applicable fees); (2) by mail (Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520) or email (publicinfo@sec.gov) (upon payment of any applicable fees); or (3) on the EDGAR Database on the SEC’s internet website (www.sec.gov).

INFORMATION ABOUT WELLINGTON MANAGEMENT

Wellington Management provides day-to-day management for each Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of March 31, 2012, Wellington Management had investment management authority with respect to approximately $718.6 billion in assets.

As of the Board’s approval on March 27, 2012, Wellington Management does not act as investment adviser or sub-adviser to any registered investment companies with a similar principal investment strategy to the Funds.

The name and principal occupation of the principal executive officers of Wellington Management as of April 11, 2012 are listed below.

Name	Position
Charles Sean Argyle	Managing Director, Partner and Executive Committee Member
Louise Chabrier	Senior Vice President, Partner and Executive Committee Member
Cynthia Mary Clarke	Senior Vice President, Partner and Chief Legal Officer
Wendy Miller Cromwell	Senior Vice President, Partner and Executive Committee Member
Ray E. Hefler	Managing Director, Partner and Executive Committee Member

Nancy M. Morris	Vice President and Chief Compliance Officer
Saul Joseph Pannell	Senior Vice President, Partner and Executive Committee Member
Phillip H. Perelmuter	Senior Vice President, Managing Partner and Executive Committee Member
Edward Joseph Steinborn	Senior Vice President, Partner and Chief Financial Officer
Brendan Joseph Swords	Senior Vice President, Managing Partner and Executive Committee Member
Perry Marques Traquina	President, Chief Executive Officer, Managing Partner and Executive Committee Member
Vera Maria Trojan	Senior Vice President, Partner and Executive Committee Member

The business address for each individual mentioned above is 280 Congress Street, Boston, Massachusetts 02210.

During the last fiscal year, the Funds did not pay commissions to any affiliated broker of Wellington Management, and did not pay any fees to Wellington Management for services provided to the Funds.

No officer or director of the Funds is an officer, employee, director, general partner or shareholder of Wellington Management.

ADDITIONAL INFORMATION

HIFSCO, the Funds’ investment manager, is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

HIFSCO also acts as the Funds’ principal underwriter.  During the prior fiscal year, each respective Fund paid the 12b-1 fees set forth below to HIFSCO as compensation for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to shareholders:

	Class A	Class R3	Class R4
Target Retirement 2010 Fund	$23,149	$52,870	$41,028
Target Retirement 2015 Fund		$111,441	$27,461
Target Retirement 2020 Fund	$61,329	$184,138	$107,749
Target Retirement 2025 Fund		$108,250	$39,627
Target Retirement 2030 Fund	$56,442	$183,942	$124,500
Target Retirement 2035 Fund		$80,782	$21,474
Target Retirement 2040 Fund		$97,739	$24,368
Target Retirement 2045 Fund		$34,655	$10,244
Target Retirement 2050 Fund		$35,260	$13,919

Hartford Life Insurance Company (“Hartford Life”), 200 Hopmeadow Street, Simsbury, Connecticut 06089, provides fund accounting services to the Funds.  During the prior fiscal year, each respective Fund paid the fees set forth below to Hartford Life for provision of fund accounting services:

Target Retirement 2010 Fund	$4,678
Target Retirement 2015 Fund	$4,196
Target Retirement 2020 Fund	$14,159
Target Retirement 2025 Fund	$4,745
Target Retirement 2030 Fund	$14,305
Target Retirement 2035 Fund	$3,153
Target Retirement 2040 Fund	$3,737
Target Retirement 2045 Fund	$1,498
Target Retirement 2050 Fund	$1,706

Hartford Administrative Services Company (“HASCO”), 500 Bielenberg Drive, Woodbury, Minnesota 55125, provides transfer agency services for the Funds.  During the prior fiscal year, each respective Fund paid the fees set forth below to HASCO for provision of transfer agency services.

Target Retirement 2010 Fund	$11,983
Target Retirement 2015 Fund	$338
Target Retirement 2020 Fund	$37,028
Target Retirement 2025 Fund	$442
Target Retirement 2030 Fund	$51,833
Target Retirement 2035 Fund	$470
Target Retirement 2040 Fund	$932
Target Retirement 2045 Fund	$291
Target Retirement 2050 Fund	$513

In addition, the Funds pay administrative services fees to HASCO for third-party recordkeeping services for Classes R3, R4 and R5 shares.  During the prior fiscal year, each respective Fund paid the fees set forth below to HASCO for provision of such services for Class R3, R4 and R5 shares.

Target Retirement 2010 Fund	$48,318
Target Retirement 2015 Fund	$62,744
Target Retirement 2020 Fund	$151,715
Target Retirement 2025 Fund	$69,114
Target Retirement 2030 Fund	$158,160
Target Retirement 2035 Fund	$46,721
Target Retirement 2040 Fund	$55,563
Target Retirement 2045 Fund	$21,459
Target Retirement 2050 Fund	$24,049

As of April 13, 2012, the officers and directors of the Company as a group beneficially owned less than 1% of the outstanding shares of each class of each Fund. As of April 13, 2012, the following persons held an interest in a Fund equal to 5% or more of the outstanding shares of a class:

	Class A	Class R3	Class R4	Class R5	Class Y
The Hartford Target Retirement 2010 Fund
EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING MARYLAND HTS MO	12.30%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT GOVERNMENT BUSINESS HARTFORD CT			7.24%	14.68%
HARTFORD SECURITIES DISTRIB. CO INC FBO VARIOUS RETIREMENT PLANS HARTFORD CT			5.03%	5.04%
HARTFORD SECURITIES DISTRIB CO INC/ PRG ATTN: UIT OPERATIONS HARTFORD CT				13.71%
H L INVESTMENT ADVISORS ATTN MARILYN ORR WOODBURY MN					100.00%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT	46.29%	90.31%	85.66%	61.95%
The Hartford Target Retirement 2015 Fund
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT		91.26%	75.29%	9.91%
HARTFORD LIFE INSURANCE COMPANY HARTFORD CT				80.39%

	Class A	Class R3	Class R4	Class R5	Class Y
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT GOVERNMENT BUSINESS HARTFORD CT			13.28%	9.60%
HARTFORD SECURITIES DISTRIB. CO INC FBO VARIOUS RETIREMENT PLANS HARTFORD CT			9.81%
The Hartford Target Retirement 2020 Fund
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT	49.93%	88.91%	84.73%	83.76%
EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING MARYLAND HTS MO	7.40%
FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	5.15%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT GOVERNMENT BUSINESS HARTFORD CT			9.10%	7.73%
HARTFORD LIFE INSURANCE COMPANY HARTFORD CT					88.73%
H L INVESTMENT ADVISORS ATTN MARILYN ORR WOODBURY MN					11.27%

	Class A	Class R3	Class R4	Class R5	Class Y
The Hartford Target Retirement 2025 Fund
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT		86.97%	78.75%	29.27%
UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER WEEHAWKEN NJ		8.60%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT GOVERNMENT BUSINESS HARTFORD CT			13.49%	21.74%
HARTFORD LIFE INSURANCE COMPANY HARTFORD CT				48.99%
The Hartford Target Retirement 2030 Fund
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT GOVERNMENT BUSINESS HARTFORD CT			6.00%	15.38%
HARTFORD LIFE INSURANCE COMPANY HARTFORD CT					75.80%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT	51.70%	86.34%	89.86%	79.55%
EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING MARYLAND HTS MO	5.12%

	Class A	Class R3	Class R4	Class R5	Class Y
H L INVESTMENT ADVISORS ATTN MARILYN ORR WOODBURY MN					24.20%
The Hartford Target Retirement 2035 Fund
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT		86.85%	76.11%	13.62%
HARTFORD SECURITIES DISTRIB. CO INC FBO VARIOUS RETIREMENT PLANS HARTFORD CT		5.48%	6.05%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT GOVERNMENT BUSINESS HARTFORD CT			9.99%	13.50%
HARTFORD LIFE INSURANCE COMPANY HARTFORD CT				71.63%
The Hartford Target Retirement 2040 Fund
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT		92.91%	82.26%	13.98%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT GOVERNMENT BUSINESS HARTFORD CT			12.24%	10.86%
HARTFORD LIFE INSURANCE COMPANY HARTFORD CT				57.37%

	Class A	Class R3	Class R4	Class R5	Class Y
HARTFORD SECURITIES DISTRIB CO INC/ PRG ATTN: UIT OPERATIONS HARTFORD CT				14.78%
The Hartford Target Retirement 2045 Fund
HARTFORD LIFE INSURANCE COMPANY HARTFORD CT			9.87%	82.87%
HARTFORD SECURITIES DISTRIB. CO INC FBO VARIOUS RETIREMENT PLANS HARTFORD CT			5.09%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT GOVERNMENT BUSINESS HARTFORD CT			13.26%	9.15%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT		91.92%	69.42%	7.98%
The Hartford Target Retirement 2050 Fund
HARTFORD SECURITIES DISTRIB. CO INC FBO VARIOUS RETIREMENT PLANS HARTFORD CT		5.76%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT GOVERNMENT BUSINESS HARTFORD CT			10.74%
HARTFORD LIFE INSURANCE COMPANY HARTFORD CT			8.86%	77.79%

	Class A	Class R3	Class R4	Class R5	Class Y
HARTFORD SECURITIES DISTRIB CO INC/ PRG ATTN: UIT OPERATIONS HARTFORD CT				11.42%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT		89.46%	77.09%	6.79%